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                                                                    EXHIBIT 10.1

                    STOCK EXCHANGE AND SETTLEMENT AGREEMENT

          This Settlement Agreement (this "Agreement") is made and entered into on April 3, 1995 by and among Citadel Holding Corporation, a Delaware corporation ("Citadel"), and Dillon Investors, L.P., a Delaware partnership ("Dillon LP"), Roderick H. Dillon, Jr., an individual ("Dillon"), Roderick H. Dillon, Jr. Foundation, an Ohio trust ("Dillon Trust"), and Roderick H. Dillon, Jr.-IRA ("Dillon IRA"; Dillon LP, Dillon, Dillon Trust and Dillon IRA are collectively referred to herein as the "Dillon Parties").

                                R E C I T A L S
                                - - - - - - - -

          1. Citadel and Dillon LP are parties to a lawsuit filed by Dillon LP in the Court of Chancery of the State of Delaware in and for New Castle County (C.A. No. 13867) (the "Delaware Action").

          2. Citadel and the Dillon Parties are parties to a lawsuit filed by Citadel in the United States District Court, Central District of California (Case No. CV-94-7735 R) (the "Federal Action", and collectively with the Delaware Action, the "Actions").

          3. Citadel desires to sell to the Dillon Parties, and the Dillon Parties desire to purchase from Citadel, shares of common stock of Fidelity Federal Bank, a Federal Savings Bank ("Fidelity").

          4. Citadel and the Dillon Parties desire to avoid the cost, expense and risk associated with further litigation with respect to the Actions.

          NOW, THEREFORE, in consideration of the foregoing and the provisions set forth below, the parties hereto agree as follows:

                                  ARTICLE ONE

                           SETTLEMENT OF THE ACTIONS

          1.1. In consideration of all the promises, conditions, and covenants set forth herein and subject to the provisions of this Agreement, and except for the obligations of the Dillon Parties hereunder, effective as of and conditioned upon consummation of the Closing (as defined below), Citadel hereby forever releases, acquits, and discharges the Dillon Parties, Bradley C. Shoup ("Shoup"), Timothy M. Kelley ("Kelley"), Ralph V. Whitworth ("Whitworth") and Jordan M. Spiegel ("Spiegel"), and all of their past and present predecessors, successors, assigns, directors, employees, partners, agents, attorneys, affiliates, and parent and subsidiary corporations and partnerships (the Dillon Parties, Shoup, Kelley, Whitworth, Spiegel and such other persons are collectively referred to herein as the "Dillon Releasees"), of and from any and all manner of actions, causes of action, rights in law or in equity, suits, debts, liens, judgments, indebtedness, contracts, agreements, promises, liabilities, claims, cross-claims, demands, damages, losses, accounts, reckonings, obligations, interest, costs, or expenses, of any type, kind, or nature whatsoever, known or unknown, fixed or contingent, liquidated or unliquidated, claimed or unclaimed, whether based in contract, tort, or other legal, statutory, or equitable theory of recovery, each as though fully set forth at length herein, that Citadel has or at anytime had against the Dillon Releasees, or any of them, by reason of any matter, cause, act, omission, or thing whatsoever from the beginning of time through the Closing Date (as defined below), arising out of or in connection with (i) all claims

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asserted or that could have been asserted in, or arising out of the facts asserted or that could have been asserted in, the Actions, (ii) the initiation, prosecution and defense of the Actions, (iii) all claims asserted, that could have been asserted, or that relate in any way to, the securities of Citadel, including, without limitation, claims under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (collectively, the "Exchange Act Laws"), and (iv) all claims asserted or that could have been asserted with respect to, or that relate in any way to, the purchase or ownership of the securities of Citadel by the Dillon Parties.

          1.2 In consideration of all the promises, conditions, and covenants set forth herein and subject to the provisions of this Agreement, and except for the obligations of Citadel hereunder, effective as of and conditioned upon consummation of the Closing, the Dillon Parties hereby forever release, acquit, and discharge Citadel, James J. Cotter ("Cotter"), Peter W. Geiger ("Geiger"),
S. Craig Tompkins ("Tompkins"), Alfred Villasenor ("Villasenor") and Steve Wesson ("Wesson") and all of their past and present predecessors, successors, assigns, directors, employees, partners, agents, attorneys, affiliates, and parent and subsidiary corporations and partnerships (Citadel, Cotter, Geiger, Tompkins, Villasenor, Wesson and such other persons are collectively referred to herein as the "Citadel Releasees"), of and from any and all manner of actions, causes of action, rights in law or in equity, suits, debts, liens, judgments, indebtedness, contracts, agreements, promises, liabilities, claims, cross-claims, demands, damages, losses, accounts, reckonings, obligations, interest, costs, or expenses, of any type, kind, or nature whatsoever, known or unknown, fixed or contingent, liquidated or unliquidated, claimed or unclaimed, whether based in contract, tort, or other legal, statutory, or equitable theory of recovery, each as though fully set forth at length herein, that the Dillon Parties, or any of them, have or at anytime have had against the Citadel Releasees, or any of them, by reason of any matter, cause, act, omission, or thing whatsoever from the beginning of time through the Closing Date, arising out of or in connection with (i) all claims asserted or that could have been asserted in, or arising out of the facts asserted or that could have been asserted in, the Actions, (ii) the initiation, prosecution and defense of the Actions, (iii) all claims asserted, that could have been asserted, or that relate in any way to, the securities of Citadel, including, without limitation, claims under the Exchange Act Laws, and (iv) all claims asserted or that could have been asserted with respect to, or that relate in any way to, the purchase or ownership of the securities of Citadel by the Dillon Parties.

          1.3 It is understood and agreed that the parties hereto, and each of them, hereby expressly waive all rights under Section 1542 of the Civil Code of California, and any law or principle of similar effect of any state or territory of the United States. Said section reads as follows:

               "SECTION 1542. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          The advice of legal counsel has been obtained by each of the parties hereto prior to signing this Agreement.

          1.4 The parties hereto agree that they shall forthwith cause their respective Delaware trial counsel to apply to the Court of Chancery to vacate the trial date for the Delaware Action, currently set for April 18-21, 1995. The parties further agree

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that all discovery and pretrial proceedings in the Federal Action (to the extent permitted by applicable laws and/or rules of procedure) and, upon approval of the Court of Chancery to vacate the trial date, the Delaware Action, will be stayed for a period of 30 days from the date hereof. Upon the expiration of such 30 days, in the absence of either the Closing or an agreement of the parties hereto to a further stay of proceedings, discovery and pretrial proceedings in the Actions shall recommence, and the parties shall forthwith cause their respective counsel jointly to confer, to the extent necessary, with the applicable courts to establish a schedule for completion of discovery and other pretrial proceedings and the fixing of a new trial date at the earliest time consistent with the discovery requirements and the courts' calendars.

          1.5 Citadel and the Dillon Parties hereby authorize and direct their respective attorneys to execute and file on the Closing Date stipulations for dismissal with prejudice of the Actions, and such actions at such time shall be a term of this Agreement.

          1.6 This Agreement constitutes the compromise, settlement and release of disputed claims, denials and defenses made or that could have been made by Citadel or the Dillon Parties, or any of them, and is being entered into solely for the purpose of avoiding the burdens, inconveniences and expenses of further litigation and disputes between the parties with respect to the Actions. Therefore, this Agreement is not to be, and shall never be construed or deemed to be, an admission or concession by Citadel or the Dillon Parties, or any of them, of liability or culpability, or lack thereof, at any time for any purpose concerning the Actions hereby compromised, settled and released. Further, nothing contained herein or in any form of communication between Citadel and the Dillon Parties, their respective attorneys and representatives, or any of them, pertaining to the consummation of this Agreement or the compromise, settlement and releases reflected herein shall be construed or deemed to be an admission or concession of liability or culpability, or lack thereof, by Citadel or the Dillon Parties, or any of them, concerning such matters.

                                  ARTICLE TWO

                         AGREEMENT TO SELL AND PURCHASE

          2.1  Sale of Fidelity Stock.  On the terms and subject to the
               ----------------------
conditions set forth herein, Citadel hereby agrees to sell to the Dillon Parties, and the Dillon Parties hereby agree to purchase from Citadel, 1,295,000 shares (the "Class B Shares") of Class B Common Stock, par value $.01 per share (the "Class B Common Stock"), of Fidelity. Concurrently with this purchase and sale, the Class B Shares will be converted, pursuant to Fidelity's Amended and Restated Charter S (the "Fidelity Charter"), into an equal number of shares (the "Class A Shares") of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), of Fidelity, such that the Dillon Parties will acquire Class A Shares hereunder. The closing (the "Closing") of such purchase and sale shall occur on the fifth (5th) business day following the Effective Date (as defined below) (the "Closing Date").

          2.2  Consideration.  In consideration of the sale of the Class B
               -------------
Shares by Citadel, the Dillon Parties shall deliver to Citadel (a) an aggregate of 666,000 shares of common stock, $.01 par value per share, of Citadel (the "Tendered Citadel Stock"), and(b) $2,220,000 in cash by means of a wire transfer of immediately available funds to an account designated in writing by Citadel (the "Cash Component").

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          2.3  Closing.  On the Closing Date, the following deliveries shall
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occur, each of which shall be conditioned on one another:

          (a) Citadel shall deliver to Fidelity a certificate or certificates evidencing the Class B Shares, duly endorsed in blank or accompanied by separate stock powers, and Fidelity shall deliver to Dillon, as representative of the Dillon Parties, certificates evidencing the Class A Shares, which certificates shall not have imprinted on them or otherwise be subject to any legends (or comparable written restrictions) limiting the transferability, voting or other rights of the holder(s) of such certificates;

          (b) The Dillon Parties shall deliver to Citadel certificates evidencing the Tendered Citadel Stock, duly endorsed in blank or accompanied by separate stock powers;

               (c) The Dillon Parties shall deliver to Citadel the Cash Component; and

          (d) Each of Citadel and the Dillon Parties (each separately) shall deliver to the other a written certificate of its authorized representative dated the Closing Date to the effect that its representations and warranties herein remain true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

          2.4  Notice under Fidelity Charter.  Citadel agrees to deliver to
               -----------------------------
Fidelity on the Closing Date the certificate contemplated by Section 5(A)(2)(d)(i) of the Fidelity Charter upon a transfer (other than by way of a dividend or distribution by Citadel to its stockholders generally) of Class B Common Stock.

          2.5  Allocation of the Purchase Price and the Class A Shares.  Prior
               -------------------------------------------------------
to the Closing Date, Dillon shall inform Citadel of the respective number of shares of the Tendered Citadel Stock and of the respective portions of the Cash Component that will be delivered by each of the Dillon Parties, and each Dillon Party shall receive the same proportion of the Class A Shares as the proportion of shares of Tendered Citadel Stock and the Cash Component it or he (as applicable) delivers.

                                 ARTICLE THREE

                         REPRESENTATIONS AND WARRANTIES

          3.1  Mutual Representations and Warranties.  Each party hereby
               -------------------------------------
represents and warrants to the others as follows:

          (a) If such party is a corporation, it is a corporation duly incorporated, validly existing and in good standing under the laws of its state of incorporation and is duly qualified and authorized to do business in the State of California. If such party is a partnership, it is a partnership duly formed, validly existing and in good standing as a partnership under the laws of its state of organization. If such party is a trust, it is a trust duly created and validly existing as a trust under the laws of the state under which it was created.

          (b) It has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

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          (c) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate, result in a breach of any of the terms or provisions of, constitute a default (or any event that, with the giving of notice or the passage of time or both would constitute a default) under, accelerate any obligations under, or conflict with, (i) its charter or bylaws (or other organizational documents), if applicable, or any agreement, indenture or other instrument to which it is party or by which it or its properties are bound, (ii) any judgment, decree, order or award of any court, governmental body or arbitrator to which it is subject, or (iii) any law, rule or regulation applicable to it.

          (d) Such party has made its own independent evaluation and determination as to the value and fairness of the consideration it is delivering under the terms of this Agreement and is not relying on any other party hereto for such purposes.

          (e) It or he (as applicable) has carefully read the entirety of this Agreement, knows and understands the contents hereof, and enters into this Agreement in good faith, freely and voluntarily without undue influence, coercion, fraud or duress.

          3.2  Representations and Warranties of Citadel.  Citadel hereby
               -----------------------------------------
represents and warrants to the Dillon Parties as follows:

          (a) The Class B Shares are duly and validly authorized and issued, fully paid and nonassessable, and Citadel is the sole owner of the Class B Shares, and the Dillon Parties are acquiring the Class A Shares, free and clear of any liens, encumbrances, pledges, security interests or other restrictions.

          (b) Citadel has not sold, assigned, pledged, hypothecated or otherwise transferred any of its interests in the Actions, or either of the Actions, or any claim released hereby, to any other person or entity.

          (c) Citadel has continually held either the Class B Shares or the share of common stock of Fidelity that was reclassified into the Class B Common Stock pursuant to the recapitalization of Fidelity that occurred on August 4, 1994 with the approval of the Office of Thrift Supervision for a period of at least three consecutive years, and the Class A Shares represent less than 10% of the issued and outstanding shares of Class A Common Stock.

          (d) Section 1.4 of this Agreement is its valid and binding agreement, enforceable against it in accordance with its terms. On the Effective Date, this Agreement will be its valid and binding agreement, enforceable against it in accordance with its terms.

          (e) To Citadel's knowledge, neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any of the terms or provisions of, or result in a breach of, any approval by the Office of Thrift Supervision (the "OTS") of the August 4, 1994 recapitalization of Fidelity or any agreement executed by and between any of the OTS, Fidelity and Citadel in connection with such recapitalization.

          (f) Citadel is not, and has not been since the August 4, 1994 recapitalization of Fidelity, an "affiliate" (as defined in Rule 144 promulgated by the

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Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended) of Fidelity.

          (g) To Citadel's knowledge, no approval or consent from the OTS is required in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

          3.3  Representations and Warranties of the Dillon Parties.  Each of
               ----------------------------------------------------
the Dillon Parties hereby represents and warrants to Citadel and, solely as to
Section 3.3(a), to Fidelity as follows:

          (a) It or he (as applicable) is not an "affiliate" (as defined by reference above) of Citadel and is not a member of any "group" (within the meaning of Section 13(d)(3) of the Exchange Act) of which Citadel or any affiliate of Citadel is a member.

          (b) It or he (as applicable) has not sold, assigned, pledged, hypothecated or otherwise transferred any of its or his interests in the Actions, or either of the Actions, or any claim released hereby, to any other person or entity.

          (c) The Tendered Citadel Stock includes all shares of common stock of Citadel that will be beneficially owned as of the Closing Date by any of the Dillon Parties, their respective "affiliates" (as defined by reference above) or any members (including, without limitation, all beneficiaries and principals of any individual retirement or comparable accounts that are members) of the "group" (within the meaning of Section 13(d)(3) of the Exchange Act) of which the Dillon Parties were members for purposes of the filing of Amendment No. 8 to
Schedule 13D dated January 10, 1995 covering the common stock of Citadel, filed with the SEC under the Exchange Act.

          (d) The Dillon Parties are the sole owners of, and Citadel is acquiring, the Tendered Citadel Stock free and clear of any liens, encumbrances, pledges, security interests or other restrictions.

          (e) This Agreement is its or his (as applicable) valid and binding agreement, enforceable against it or him in accordance with its terms.

          3.4  Survival of Representations and Warranties.  All representations,
               ------------------------------------------
warranties and agreements of each party hereto shall survive the Closing.

                                  ARTICLE FOUR

                                OTHER AGREEMENTS

          4.1  No Purchase.  The Dillon Parties, and each of them, agree that
               -----------
neither they nor their respective affiliates will purchase or otherwise acquire any beneficial interest, or any long or short position, in any securities of Citadel (including, without limitation, common stock, preferred stock, debt securities and any derivatives of any of the foregoing) prior to the first anniversary of the Closing Date. In addition, during such period, the Dillon Parties shall not make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" or "written consent" to vote, or seek to advise or influence any person with respect to the voting of, any voting securities of Citadel, or become a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC).

                                       6
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          4.2  Further Assurances.  Each party hereto shall promptly execute and
               ------------------
deliver such further agreements and instruments, and take such further actions, as the other party may reasonably request in order to carry out the purpose and intent of this Agreement.

                                  ARTICLE FIVE

                                 MISCELLANEOUS

          5.1  Notices.  All notices, requests, demands and other communications
               -------
hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission (with subsequent letter confirmation by mail) or two days after being mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties, their successors in interest or their assignees at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:


If to the Dillon Parties:       21 East State Street, Suite 1410
                                Columbus, Ohio  43215-4228
                                Telecopy:  (614) 222-4224
                                Attention:  Roderick H. Dillon, Jr.

If to Citadel:                  Citadel Holding Corporation
                                4565 Colorado Street
                                Los Angeles, California
                                Telecopy:  (818) 549-3564
                                Attention:  President


          5.2  Assignability and Parties in Interest.  This Agreement shall not
               -------------------------------------
be assignable by any of the parties. This Agreement shall inure to the benefit of and be binding upon the parties and their respective permitted successors and assigns.

          5.3  Governing Law.  This Agreement shall be governed by, and
               -------------
construed and enforced in accordance with, the internal substantive law, and not the law pertaining to conflicts or choice of law, of the State of California.

          5.4  Counterparts.  This Agreement may be executed in several
               ------------
counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          5.5  Complete Agreement.  This Agreement is an integrated agreement
               ------------------
containing the entire agreement among the parties with respect to the subject matter hereof and shall supersede all previous oral and written and all contemporaneous oral negotiations, commitments and understandings.

          5.6  Modifications, Amendments and Waivers.  This Agreement may be
               -------------------------------------
modified, amended or otherwise supplemented only by a writing signed by the party against whom it is sought to be enforced. No waiver of any right or power hereunder shall be deemed effective unless and until a writing waiving such right or power is executed by the party waiving such right or power.

          5.7  No Third Party Beneficiaries.  Except as expressly provided in
               ----------------------------
Sections 1.1 and 1.2 hereof, there are no third party beneficiaries under this Agreement or intended by any party hereto.

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          5.8  Expenses.  Each party hereto shall bear its own costs and
               --------
expenses, including, without limitation, attorneys' fees, incurred in connection with the Actions and this Agreement.

          5.9  Contract Interpretation; Construction of Agreement.
               --------------------------------------------------

          (a) The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Article, section, party and recital references are to this Agreement unless otherwise stated.

          (b) None of the parties hereto, nor their respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against any party.

          5.10  Effectiveness of Agreement.  The "Effective Date" shall be the
                --------------------------
later to occur of (i) the date on which Citadel notifies Dillon in writing that Citadel's Board of Directors has approved this Agreement or (ii) the date on which Craig Corporation ("Craig") notifies Dillon in writing that Craig's Board of Directors has approved the Settlement Agreement of even date herewith among Craig and the Dillon Parties (the "Craig/Dillon Settlement Agreement"); provided, however, that if the Effective Date does not occur on or before April 13, 1995, then this Agreement shall automatically terminate at 11:59 p.m., Los Angeles time, on April 13, 1995 and shall thereafter have no legal force or effect whatsoever.

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           IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first above written.


CITADEL HOLDING CORPORATION,              DILLON INVESTORS, L.P.,
 A DELAWARE CORPORATION                   A DELAWARE PARTNERSHIP

By: /s/ Steve Wesson                      By: /s/ Roderick H. Dillon, Jr.
   ____________________________              ________________________________
Title: President                          Title: General Partner
      _________________________                 _____________________________

                                          RODERICK H. DILLON, JR.
                                          FOUNDATION, AN OHIO TRUST

                                          By: /s/ Roderick H. Dillon, Jr.
                                             ________________________________
                                          Title: Trustee
                                                _____________________________

                                          RODERICK H. DILLON, JR.-IRA

                                            /s/ Roderick H. Dillon, Jr.
                                          ________________________________
                                          By:  Roderick H. Dillon, Jr.


                                            /s/ Roderick H. Dillon, Jr.
                                          ________________________________
                                               Roderick H. Dillon, Jr.

                                       9
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                                    CONSENT

          Notwithstanding any provision to the contrary set forth in the Credit Agreement dated as August 2, 1994 (the "Credit Agreement") among Citadel Realty, Inc., Citadel Holding Corporation ("Citadel"), and Craig Corporation ("Craig") or the guaranty thereof by Citadel, Craig hereby consents to the transactions contemplated by the foregoing Stock Exchange and Settlement Agreement and waives any prohibition thereof in the Credit Agreement or guaranty thereof.

                                          CRAIG CORPORATION,
                                          A DELAWARE CORPORATION


                                          By: /s/ S. Craig Tompkins
                                             _______________________________
                                          Title: President
                                                ____________________________

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